SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          INVESTORS RESEARCH FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                          INVESTORS RESEARCH FUND, INC.
                          3757 State Street, Suite 204
                         Santa Barbara, California 93105

                                 March 15, 2000

Dear Shareholder:


     Enclosed are proxy materials related to your shares in Investors Research Fund, Inc. (the "Fund"). Please take a few minutes to read the proxy statement and complete your proxy card. Your proxy must be received by no later than March 27, 2000, in order to be voted at the Annual Meeting of Shareholders on March 28, 2000. The meeting will begin at 11:00 a.m., local time, at the Santa Barbara Four Seasons Biltmore Hotel, 1260 Channel Dr., Santa Barbara, California.

     The enclosed proxy statement requests your vote to re-elect nine directors for the Fund to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. You are also being asked to vote to ratify the selection of Ernst & Young, LLP, as the independent public accountant of the Fund for the current fiscal year.

     Please review the enclosed material and complete, sign, date and return the enclosed proxy card. It is important that you submit your proxy to ensure that your shares are represented at the Special Meeting. If you have any questions about the proxy, please call us at (310) 996-3256.

     The Directors have carefully reviewed the proposals and unanimously recommend that you approve them. Your vote is important for the proper administration of the Fund. Thank you in advance for your participation and prompt response in this matter.

                                        Sincerely,



                                        Glenn C. Weirick
                                        President

Enclosures

                          INVESTORS RESEARCH FUND, INC.
                          3757 State Street, Suite 204
                         Santa Barbara, California 93105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 2000


To Our Shareholders:

     The Annual Meeting of the shareholders of Investors Research Fund, Inc. (the "Fund") will be held on March 28, 2000, at 11:00 a.m. local time at The Santa Barbara Four Seasons Biltmore Hotel, 1260 Channel Dr., Santa Barbara, California, for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

     2. To ratify the selection of Ernst & Young, LLP as the independent public accountants to be employed by the Fund for its current fiscal year to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on January 28, 2000 are entitled to notice of, and to vote at, the Annual Meeting. Your attention is called to accompanying Proxy Statement. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. If you are present at the Annual Meeting, you may change your vote, if desired, at that time.

                                        Glenn C. Weirick

                                        President

March 15, 2000

                          INVESTORS RESEARCH FUND, INC.

                                   ----------
                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 2000


     This Proxy Statement is furnished in connection with a solicitation of proxies made by and on behalf of Investors Research Fund, Inc. (the "Fund"), 3757 State Street, Suite 204, Santa Barbara, California 93105, and the Fund's management, to be used at the Annual Meeting of Shareholders of the Fund, to be held on March 28, 2000, 11:00 a.m. local time, at The Santa Barbara Four Seasons Biltmore Hotel, 1260 Channel Dr., Santa Barbara, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is made primarily by the mailing of this Proxy Statement with its enclosures. The approximate date of first mailing is expected to be March 15, 2000.

     Supplementary solicitations may be made by mail and telephone and by personal contact by employees of the Fund and others. The expenses in connection with preparing and mailing this Proxy Statement and its enclosures and of such solicitations will be paid by the Fund. In some instances, such supplementary solicitations may be made by securities dealers by which shares of the Fund have been sold and would be made at their own expense.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at the meeting or any time prior to the closing of the polls. A proxy may be revoked by written notice to the Fund prior to the Annual Meeting, or by execution of a subsequent proxy which is presented at the Annual Meeting, or by personal vote at the Annual Meeting. All proxies solicited by the Fund's management which are properly executed and received in time will be voted at the Annual Meeting in accordance with the instructions thereon, if any, and if no specification is made, will be voted in accordance with the judgment of the proxy holders. Discretionary authority is conferred by the proxy as to all matters not specifically noticed which may properly come before the Annual Meeting. The Fund's management is not aware of any other matters to be presented for action.

     As of January 28, 2000 5,197,967 shares of capital stock of the Fund were issued and outstanding. Shareholders of record at the close of business on January 28, 2000 are entitled to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the outstanding voting shares at the Annual Meeting will constitute a quorum for the transaction of business.

     Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained. Also, if a broker indicates on the proxy that it does not, as to certain shares, have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. In view of the requirement that there be a certain number of affirmative votes, an abstention or a broker no-vote has a negative impact as to a matter brought to a vote.

     To the knowledge of the Fund's management, at the close of business on January 28, 2000, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were as follows: James Howard & Anna Mae Noble Trust, 324,320 shares (6.24%).

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     It is proposed that the current Board of nine directors be re-elected, each director to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. It is the intention of the proxy holders named in the accompanying form of proxy to vote all such proxies for the election of each of the persons listed below unless shareholders specifically indicate in their proxies their desire to withhold authority to vote for any such person. A shareholder may nominate and vote for other persons as directors of the Fund by indicating their names and the number of votes cast for each candidate on the enclosed proxy.

     Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Position with Fund                                                     Shares of Capital Stock   Percent
and Principal Occupation                               Served Continuously  Owned Beneficially as of     of
During the Past 5 Years                                as a Director Since      January 28, 2000        Class
-----------------------                                -------------------      ----------------        -----
GLENN C. WEIRICK,* PRESIDENT AND DIRECTOR.                  July 29, 1999            218,405            4.20%
President, Westcap Investors, LLC. 11111 Santa
Monica Boulevard, Los Angeles, CA 90025 (Age 63).

RICHARD CHERNICK, DIRECTOR.  Retired partner of the      January 22, 1997             10,244             .20%
Los Angeles law firm of Gibson, Dunn & Crutcher;
currently active in arbitration and mediation of
disputes in the Los Angeles area. 3055 Wilshire
Boulevard, Seventh Floor, Los Angeles CA 90010 (Age
53).

HARRY P. GELLES, DIRECTOR.  Investments; Vice            January 22, 1997              4,879            0.09%
President of Goldman Sachs & Co for 10 years;
Managing Director of Dean Witter Reynolds for 5
years; and Managing director of Cruttenden-Roth for
1 year. 1114 State Street, Suite 236, Santa
Barbara, CA 93101 (Age 65)

HUGH J. HAFERKAMP,* DIRECTOR. Attorney-at-law in         January 22, 1997              2,116            0.04%
private practice in the Santa Barbara area;
formerly, legal counsel to the Fund for
approximately 19 years, and former President of the
Fund. 11800 Baccarat Lane, N.E., Albuquerque, NM
87111 (Age 72).

LEONARD S. JARROTT, DIRECTOR.  Real estate               January 24, 1996                  0            0.00%
investment advisor and independent real estate
broker in Santa Barbara, California. 3532 Chuparosa
Drive Santa Barbara, CA 93105 (Age 54).

MICHAEL A. MARSHALL, DIRECTOR.  Engaged in real         February 10, 1994              4,633            0.09%
estate and property management, M-P Marshall & Co.;
formerly, Senior Vice-President of Prudential
California Realty. 2175 Boundary Drive, Santa
Barbara, CA 93108 (Age 63).

WILLIAM J. NASIF, DIRECTOR.  Certified public           February 14, 1996                  0            0.00%
accountant and partner of Nasif, Hicks, Harris &
Co., Certified Public Accountants of Santa Barbara.
1111 Garden Street, Santa Barbara, CA 93101 (Age
57).

MARK SCHNIEPP, DIRECTOR.  Economist and Director of       August 12, 1994                  0            0.00%
the Economics Forecast Project at the University of
California, Santa Barbara, California. 944 Randolph
Road, Santa Barbara, CA 93111 (Age 45).

DAN B. SECORD, DIRECTOR.  Physician in private          December 12, 1995                  0            0.00%
practice of obstetrics and gynecology in Santa
Barbara; staff, Santa Barbara Cottage Hospital;
Member, Santa Barbara City Council. 2329 Oak Park
Lane, Santa Barbara, CA 93105 (Age 62).

     As of January 28, 2000, the Directors and officers of the Fund as a group owned approximately 4.62% of the Fund's outstanding Shares.

     It is not expected that any of the nominees will decline or become unavailable for election; however, if this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees. During the fiscal year ended September 30, 1999, there were 5 meetings of the Board of Directors. [During the year, all of the directors attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.]

     The Board of Directors established a Nominating Committee. The current members of that Committee are Michael A. Marshall, Leonard S. Jarrott, and Harry
P. Gelles. Previously, the Directors of the Fund who are not interested persons of the Fund (as defined in the Investment Company Act of 1940) served as a de facto nominating committee as to the independent directors of the Fund. During the fiscal year ended September 30, 1999, this de facto committee met 2 times. The functions of the Committee are to recommend to the Board candidates for all directorships and officer positions which are to be filled by the shareholders or to be filled by the Board and to recommend to the Board directors to fill the seats on Board committees. The Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Nominating Committee, with the name, address and telephone number of the person recommended and of the recommending person.

     The Board of Directors has also established an Audit Committee. The current members of that Committee are William J. Nasif, Mark Schneipp, Dan B. Secord and Richard Chernick. The Board of Directors has not adopted a written charter for the Audit Committee. The functions of the Committee are to supervise and oversee audits by the Fund's independent accountant, review the auditor's audit plans and procedures and review the auditor's recommendations concerning the Fund's accounting records, procedures and internal controls.

     Each Director (other than Mr. Weirick) currently receives a fee of $ 500 for each meeting of the Board of Directors he attends. The total compensation from the Fund received by the Directors (other than Mr. Weirick) for the fiscal year ended September 30, 1999, is set forth below.

                                           Aggregate Compensation
      Name of Director                          From Fund
      ----------------                          ---------
      Richard Chernick                           $ 1,000
      Harry P. Gelles                            $ 4,000
      Hugh J. Haferkamp                          $81,285*
      Leonard S. Jarrott                         $ 3,000
      Michael A. Marshall                        $ 4,500
      William J. Nasif                           $ 2,500
      Mark Schneipp                              $ 4,000
      Dan B. Secord                              $ 2,500

----------
* Includes salary as President of $24,000 and fees for legal services of $ 53,285 (covering October, 1997 to December, 1999).

     In addition, during the fiscal year, Westcap Advisors, LLC, of which Mr. Weirick is the President and a member, received advisory fees from the Fund aggregating $ 37,726.

VOTE REQUIRED

     Fund shareholders have cumulative voting rights for directors and every shareholder entitled to vote in the election for directors has the right in person or by written proxy to multiply the number of votes to which he is entitled by the number of directors to be elected, and he may cast the whole number of such votes for one candidate, or he may distribute them among two or more candidates. A shareholder may use his right to cumulative voting by indicating on the face of the proxy enclosed with this Proxy Statement the candidate or candidates of his choice and the number of votes cast for each such candidate. The candidates receiving the highest number of votes up to the number to be elected will be elected.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RE-ELECT ALL NOMINEES FOR DIRECTORS.

                                   PROPOSAL 2
                           RATIFICATION OF ACCOUNTANTS

     A majority of the members of the Board of Directors who are not interested persons of the Fund (as defined in the Investment Company Act of 1940) have selected Ernst & Young, LLP, 725 S. Figueroa Street, Los Angeles, California 90017, as the Fund's independent public accountants for the fiscal year ended September 30, 2000, to sign or certify any financial statement which may be filed by the Fund with the Securities and Exchange Commission. The Board has selected Ernst & Young, LLP to replace the firm which previously provided these services because of Ernst & Young, LLP's greater experience in the mutual fund industry and greater capacity to provide timely audit services. The employment of such accountants is expressly conditioned upon the right of the Fund, by vote of a majority of the outstanding stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection is made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the shareholders at this Annual Meeting. Ernst & Young, LLP also serves as independent public accountants to Westcap Advisors, LLC, the Fund's Investment Adviser, and has provided certain consulting services to the Advisor. No representative of the accountants is expected to be present at this meeting.

     It is the intention of the proxy holders named in the accompanying form of proxy to vote all such proxies for the ratification of the selection of Ernst & Young, LLP as the Fund's independent public accountants for the Fund's current fiscal year ending September 30, 2000 unless shareholders specifically indicate in their proxies their desire to vote against such ratification.

VOTE REQUIRED

     Ratification of the selection of the Fund's independent public accountants requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

     The Board of Directors recommends that the shareholders RATIFY the selection of ERNST & YOUNG, llp as the INDEPENDENT ACCOUNTANTS of the fund for the current fiscal year.

                             ADDITIONAL INFORMATION

OFFICERS AND SERVICE PROVIDERS

     The Fund's Investment Adviser is Westcap Investors, LLC, 11111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025. The Fund's Administrator is Investment Company Administration, LLC, 2020 East Financial Way, Glendora, California 91740. The Fund's Distributor is First Fund Distributors, Inc., 4455 Camelback Rd., Suite 261E, Phoenix, Arizona.

     Information regarding the executive officers of the Fund other than Mr. Weirick is as follows:

     Geoffry I. Edelstein, Senior Vice President, Secretary and Treasurer
     11111 Santa Monica Boulevard, Los Angeles, CA 90025. Managing Director at Westcap Investors, LLC.

     Gregory S. Weirick, Senior Vice President
     11111 Santa Monica Boulevard, Los Angeles, CA 90025. Managing Director at Westcap Investors, LLC.

     Bradley G. Slocum, Senior Vice President
     11111 Santa Monica Boulevard, Los Angeles, CA 90025. Managing Director at Westcap Investors, LLC.

ANNUAL REPORT

     Copies of the Fund's most recent Annual and Semi-Annual Reports to its shareholders are available upon request to the Fund's office located at 3757 State Street, Suite 204, Santa Barbara, CA 93105 or call 1-800-473-8631.

                                  OTHER MATTERS

     The next scheduled annual meeting of shareholders of the Fund is to be held on March 27, 2001. Any proposal by a shareholder to be presented at that meeting must be received by the Fund no later than November 1, 2000 and must satisfy all applicable federal and state requirements.

     No other business is currently expected to come before the Meeting. As to any matter which has not been brought to the attention of the proxy holders prior to the date of this Proxy Statement, which is presented at the meeting, the proxy holders will deal with such matter in accordance with their best judgment pursuant to the discretionary authority granted by the enclosed proxy.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY BALLOT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME.

March 15, 2000

                                  FORM OF PROXY

                          INVESTORS RESEARCH FUND, INC.
                          3757 State Street, Suite 204
                         Santa Barbara, California 93105

                         ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, MARCH 28, 2000

The undersigned shareholder(s) of Investors Research Fund, Inc. hereby appoint(s) Denise Lewis and Robert Slotky, and each of them, attorneys and proxies of the undersigned with full power of substitution to vote, as indicated herein, all of the shares of capital stock of Investors Research Fund, Inc. standing in the name(s) of the undersigned at the close of business on January 28, 2000, at the Annual Meeting of Shareholders of the Fund to be held on March 28, 2000, at The Santa Barbara Four Seasons Biltmore Hotel, 1260 Channel Dr., Santa Barbara, California, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act in their discretion on any other matters which may properly come before the meeting. IF THE UNDERSIGNED DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS, THIS PROXY WILL BE DEEMED TO GRANT SUCH AUTHORITY. IF, AS TO ANY OTHER MATTERS REFERRED TO HEREIN, NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH MATTER.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name(s) appear(s) on the books of the Fund.

If shares are held jointly, all shareholders must sign. Corporate Proxies should be signed by an authorized officer.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

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
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

1. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.


                                            FOR      WITHHOLD     FOR ALL EXCEPT
Glenn C. Weirick    Richard P. Chernick     [ ]        [ ]            [ ]
Hugh J. Haferkamp   Leonard S. Jarrott
William J. Nasif    Mark Schniepp
Harry P. Gelles     Michael A. Marshall
Dan B. Secord

To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

               Use the lines below if cumulative voting is desired

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                                            FOR      WITHHOLD     FOR ALL EXCEPT
2. To ratify  the  selection  of Ernst &    [ ]        [ ]             [ ]
Young,  LLP  as the  independent  public
accountants   to  be   employed  by  the
corporation  for the  fiscal  year ended
September 30, 2000 to sign or certify financial statements which may be filed by the corporation with the Securities and Exchange Commission.

                                        Date:    _____________, 2000

Please be sure to sign and date this Proxy.


------------------------------------------    Mark box at right if an      [ ]
Shareholder sign here                         address change or comment
                                              has been noted on the
                                              reverse side of this card
------------------------------------------
Co-owner sign here


                                        RECORD DATE SHARES: